UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/Amendment #1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 23, 2020 (July 30, 2019)

Singlepoint Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-53425	26-1240905
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2999 North 44th Street, Suite 530 Phoenix, AZ	85018
(Address of principal executive offices)	(Zip Code)

888-OTC-SING (888-682-7464)

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8 K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a 12 under the Exchange Act (17 CFR 240.14a 12)

☐ Pre commencement communications pursuant to Rule 14d 2(b) under the Exchange Act (17 CFR 240.14d 2(b))

☐ Pre commencement communications pursuant to Rule 13e 4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note:  The Form 8-K originally filed with the Securities and Exchange Commission on July 31, 2019 is being amended solely to include unaudited financials of Direct Solar, LLC as of and for the three months ended March 31, 2019 and pro forma financial statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

The following documents are filed as Exhibits:

Exhibit	Description

99.1	Financial Statements and Footnotes for Direct Solar LLC for the year ended December 31, 2018.*

99.2	Unaudited Financial Statements and Footnotes for Direct Solar LLC for the three months ended March 31, 2019.

99.3

Unaudited pro forma condensed combined financial statements give effect to the Asset Purchase Agreement as finalized on May 14, 2019, whereby Singlepoint Inc., via the formation of Singlepoint Direct Solar, acquired certain assets of Direct Solar LLC, and AI Live Transfers, LLC.

___________

* Included as Exhibit 99.1 on Form 8-K filed by Singlepoint Inc. with the Securities and Exchange Commission on July 31, 2019.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SinglePoint Inc.

Dated: July 23, 2020	By:	/s/ William Ralston
William Ralston
President

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